EXHIBIT 99.3
Unrivaled Brands’ Retail Dispensary, People’s OC, Places in Top 3 “Best of Cannabis Retailers” in Orange County

SANTA ANA, Calif., Sept. 26, 2023 (GLOBE NEWSWIRE) – Unrivaled Brands, Inc. (OTCQB: UNRV) (“Unrivaled,” “Unrivaled Brands,” or the “Company”), a cannabis company with operations throughout California, announced today that their megastore, People’s OC – soon to be renamed, Blüm OC – has taken 2nd place for all cannabis dispensaries in Orange County, in the coveted readers’ choice poll “Best of Orange County 2023” from the Orange County Register.

“We are honored to be a top winner in the people’s choice for best dispensary,” said Tracy McCourt, Unrivaled’s Chief Revenue Officer. “We take great pride in providing the best selection of fresh, curated, and quality cannabis products to the community. We also know that our staff provides the truly premiere customer experience in cannabis today, combining unequivocal service and product knowledge to ensure customers always leave and return happy,” she continued.

“With so many cannabis retailers to choose from in the Orange County area today, we are very pleased that the community continues to see People’s OC as such an exceptional destination,” said Colin Murphy, General Manager of People’s OC. “This honorable achievement validates what we ourselves have always strived for. While our name will soon be changing to Blüm OC, our culture and commitment to our customers will remain the same,” he added.

About Unrivaled Brands

Unrivaled Brands is a company focused on the cannabis sector with operations in California. Unrivaled Brands operates four dispensaries and direct-to-consumer delivery, a cultivation facility, and several leading company-owned brands. Korova, an Unrivaled Brand, is known for its high potency products across multiple product categories, including the legendary 1000 mg THC Black Bar.

For more info, please visit: https://unrivaledbrands.com.

Cautionary Language Concerning Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The Company uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors.

New factors emerge from time-to-time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Risks include the risk that the Company and the sellers may not ever enter into definitive documents contemplated by the term sheet discussed above and, therefore, the Company may not settle the amounts owed to the sellers on the terms described above or at all. These risks, as well as other risks associated with the combination, will be more fully discussed in the Company’s reports with the SEC. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to the Company as of the date of this release. The Company undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this release.

EXHIBIT 99.3
Contact:
Jason Assad
LR Advisors LLC.
jassad@unrivaledbrands.com
678-570-6791